UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

Northern Trust Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)

(312) 630-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Effective April 17, 2012, Robert C. McCormack and Enrique J. Sosa retired from the Board of Directors (the “Board”) of Northern Trust Corporation (the “Corporation”) consistent with the retirement guidelines in the Corporation’s Corporate Governance Guidelines.

(e) The Board previously approved, subject to stockholder approval, the Northern Trust Corporation 2012 Stock Plan (the “2012 Plan”). According to the results from the Corporation’s 2012 Annual Meeting of Stockholders held on April 17, 2012, the Corporation’s stockholders approved the 2012 Plan. A more detailed summary of the material terms of the 2012 Plan appears on pages 83 – 90 of the Corporation’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2012 and in the Corporation’s Definitive Additional Materials on Schedule 14A, which was filed with the SEC on March 22, 2012. The foregoing description of the 2012 Plan is qualified in its entirety by reference to the full text of the 2012 Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Corporation was held on April 17, 2012 for the purposes of (i) electing 11 directors to hold office until the next annual meeting of stockholders, (ii) holding an advisory vote on executive compensation, (iii) approving the 2012 Plan, (iv) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2012 fiscal year and (v) holding a vote on two stockholder proposals.

All of management’s nominees for director as named in the proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	WITHHELD	BROKER NON-VOTES
Election of Directors
Linda Walker Bynoe	199,942,541	2,822,756	12,106,466
Nicholas D. Chabraja	196,860,985	5,904,312	12,106,466
Susan Crown	195,602,272	7,163,025	12,106,466
Dipak C. Jain	194,513,159	8,252,138	12,106,466
Robert W. Lane	199,358,513	3,406,784	12,106,466
Edward J. Mooney	196,777,119	5,988,178	12,106,466
John W. Rowe	187,806,907	14,958,390	12,106,466
Martin P. Slark	197,423,064	5,342,233	12,106,466
David H.B. Smith, Jr.	201,466,722	1,298,575	12,106,466
Charles A. Tribbett III	199,512,120	3,253,177	12,106,466
Frederick H. Waddell	195,054,170	7,711,127	12,106,466

The Corporation’s executive compensation was approved, on advisory basis, by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
Advisory vote on executive compensation	152,674,151	47,570,062	2,521,084	12,106,466

The 2012 Plan was approved, by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
Approval of the 2012 Plan	161,880,789	40,340,251	544,257	12,106,466

The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2012 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
Ratification of independent registered accounting firm	212,342,834	2,249,554	279,375	N/A

The stockholder proposal regarding accelerated vesting of equity awards in a change in control situation was defeated, by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
Stockholder proposal regarding accelerated vesting of equity awards in a change in control situation	82,918,883	117,634,872	2,211,542	12,106,466

The stockholder proposal regarding independence of the board chairman was defeated, by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTE
Stockholder proposal regarding independence of the board chairman	82,341,423	119,536,003	887,871	12,106,466

Item 9.01 Financial Statements and Exhibits.

Exhibits.

10.1	Northern Trust Corporation 2012 Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Trust Corporation

Date: April 19, 2012	By:	/s/ Rose. A. Ellis

Rose A. Ellis Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Northern Trust Corporation 2012 Stock Plan